SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                               _ _ _ _ _ _ _ _ _ _ _ _ _

                                       FORM 8-K

                                    CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


     Date of Report  (Date of earliest event reported):  March 17, 1999

                                      TRION, INC.
                (Exact name of registrant as specified in its charter)

	    Pennsylvania                   0-3108               25-0922753
        (State or other             (Commission File       (I.R.S. Employer
        jurisdiction of                  Number)          Identification No.)
         incorporation)


              101 McNeill Road, Sanford, North Carolina    27331-0760
               (Address of principal executive offices)    (Zip code)


Registrant's telephone number, including area code:
(919) 775-220


Item 5.  Other Events.
         -------------
On March 17, 1999, Trion, Inc., a Pennsylvania corporation ("Trion" or the "Company") announced that its Board of Directors had unamimously decided to pursue strategic alternatives that include the possible sale of the Company. In connection with this decision, the Company had retained Harris Williams & Co. of Richmond, Virginia to advise the Company on related financial matters and to coordinate all contact with the Company in this regard. In addition, Trion announced that it had retained Smith, Helm, Mulliss & Moore, L.L.P. of Charlotte, North Carolina as legal counsel to advise and assist the Company in any proposed transactions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -----------------------------------------

(c) The following Exhibits are filed with or incorporated by reference as part of this Current Report on Form 8-K:

         Exhibit No.          Description
         -----------          -----------

            99.1              Press Release dated March 17, 1999




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 17, 1999            TRION, INC.


                                    By:
                                       -----------------------------
                                       Calvin J. Monsma
                                       Vice President and
                                       Chief Financial Officer and
                                       Corporate Secretary


EXHIBIT INDEX
-------------


Exhibit No.       Description
-----------       -----------

99.1              Press Release dated March 17, 1999